UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2023

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35200	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2023, Comstock Fuels Corporation (“Comstock Fuels”), a wholly owned subsidiary of Comstock Inc. (the “Company”), entered into a term sheet (the “Term Sheet”) with RenFuel K2B AB (“RenFuel”) to advance the Company’s first commercial biorefinery and make a strategic $3,000,000 investment in RenFuel. The new transactions covered by the Term Sheet are in addition the Exclusive License Agreement executed by RenFuel and Comstock Fuels on October 11, 2023, pursuant to which RenFuel granted Comstock Fuels an exclusive license to use RenFuel’s patented catalytic esterification and related technologies in North America, Central America, and South America.

Comstock Fuels and RenFuel also agreed to enter into a commercially reasonable securities purchase agreement (the “SPA”), pursuant to which RenFuel will issue to Comstock Fuels 10% senior secured convertible notes (the “Notes”) in a principal amount up to $3,000,000. The Notes will provide that Renfuel may borrow the funds from Comstock Fuels in $250,000 increments beginning on the date that the SPA is signed by both parties, with the second increment to be borrowed on April 1, 2024 and thereafter on each July 1, October 1, January 1 and April 1 thereafter.. The Notes will be secured by a first priority lien on all assets of RenFuel, senior to all other currently outstanding and hereinafter existing RenFuel indebtedness. At the sole discretion of Comstock Fuels, RenFuel may issue shares of RenFuel common stock to Comstock Fuels in exchange for payment of all or part of the unpaid balance of the Notes. RenFuel also agreed to issue Comstock Fuels a $250,000 bridge term loan, bearing interest at 7% per annum and maturing on February 15, 2024, in exchange for $250,000 in cash paid by Comstock Fuels to RenFuel on or before January 5, 2024.

In connection with the issuance of the Notes, RenFuel agreed to issue to Comstock Fuels an option to acquire a majority stake in RenFuel K2B Lignolproduktion AB (“JVCo”), a subsidiary of RenFuel that has previously completed extensive preliminary engineering for a new biorefinery in Europe.

The closing for the transactions contemplated pursuant to the Term Sheet is expected to occur by January 31, 2024.

The foregoing description of the Term Sheet is qualified in its entirety by reference to the full text of the Term Sheet, a copy of which is filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Term Sheet
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK INC.

Date: December 27, 2023	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer